                                                                EXHIBIT 10.1.2.7

                           FIFTH AMENDMENT AND WAIVER
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         This FIFTH AMENDMENT AND WAIVER, dated as of December 30, 2003 (this "Amendment and Waiver"), to the Amended and Restated Credit Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative agent and funding agent (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into the Credit Agreement;

         WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided; and

         WHEREAS, the Borrower has requested that the Agent and the Lenders agree to waive any failure by the Borrower to comply with certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

                  "Fifth Amendment" means the Fifth Amendment and Waiver to the Amended and Restated Credit Agreement, dated as of December 30, 2003, among the Borrower, the Lenders and the Agent.

                  "Former Pledged Entity" means each Subsidiary of the Borrower set forth on Annex A to the Fifth Amendment.

                  "Key Holding Companies" means the following direct Subsidiaries of the Borrower:

                           Calpine Administrative Services Company, Inc.; Calpine Energy Holdings, Inc.;

                           Calpine Finance
                           Company; Calpine Fuels Corporation
                           Calpine Calgary, Inc.;
                           Calpine Operating Management Company, Inc.; and Calpine Power Company.

         SECTION 3. Amendment to Section 8.1.10 (Ownership Interests). Section
8.1.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following text:

                  CCI shall at all times directly or indirectly own 100% of all equity interests of CCEC, which shall, in turn, directly or indirectly own 100% of the equity interests in Saltend and in CCNGP. CCNGP shall at all times own all of the Canadian Gas Reserves. The Borrower shall at all times own 100% of the equity interests of CCI. The Borrower shall at all times own 100% of the equity interests of Calpine Power Company. Calpine Power Company shall, directly or indirectly, at all times own 100% of the equity interests of CCFCI. CCI shall at all times own 100% of the equity interests of QM, JOQ, and QCH; QM, JOQ and QCH shall at all times own 100% of the equity interests of CCEC; CCEC shall at all times own 100% of the equity interests of CCRC and CCNGC; and CCRC and CCNGC shall at all times own 100% of the equity interests of CCNGP. Nothing in this Section
                  8.1.10 shall, however, be deemed to limit (i) the reorganization of CCNGP's direct ownership such that the partnership interests in CCNGP are owned and held by (A) a Subsidiary of the Borrower formed as a result of the consolidation or merger of CCRC and CCNGC and (B) another Subsidiary of the Borrower or a new Subsidiary of the Borrower formed by the Borrower or one of its Subsidiaries, (ii) the ability of any one or more of QM, JOQ or QCH to merge or consolidate with one or more of the others (subject only to a delivery of a certificate in a form reasonably satisfactory to the Agent to the effect that the merged entity would not be liable for any Obligations of CCEF) or (iii) the ability of the Borrower and its Subsidiaries to enter into transactions that are contemplated by Section 3.1.1(c)(i) through (vii) and permitted under Section 8.2.10.

         SECTION 4. Amendment to Section 8.2.1 (Business Activities). Section
8.2.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof: "The Borrower shall not permit any of its Key Holding Companies, other than Calpine Administrative Services Company, Inc. (which shall engage only in the business of providing services to the Borrower and its Subsidiaries), to engage in any business activity except for (i) owning the capital stock or other similar ownership interests in other Subsidiaries of the Borrower and (ii) non-operating activities incidental thereto."

         SECTION 5. Amendment to Section 8.2.2 (Indebtedness). Section 8.2.2 of the Credit Agreement is hereby amended by inserting the following new proviso at the end thereof: "provided further that the Borrower shall not permit any of its Key Holding Companies to incur any Indebtedness other than Indebtedness permitted pursuant to clauses (b), (c), (d)(ii) or (h) above".

         SECTION 6. Amendment to Section 8.2.3 (Liens). Section 8.2.3 of the Credit Agreement is hereby amended by inserting the following new proviso at the end thereof: "provided further that the Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon the capital stock or other similar ownership interests of any Former Pledged Entities, other than, with respect to those Former Pledged Entities that are owners of Facilities and no other material assets, Liens permitted pursuant to clause (n) above."

         SECTION 7. Amendment to Section 8.2.9 (Consolidation, Merger, etc.).

         (a) Section 8.2.9(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following new text:

                  "(b) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; provided, however, that if any Subsidiary that is a Pledged Entity shall merge with any other Subsidiary that is not a Pledged Entity, such Pledged Entity shall be the continuing Person following such merger; provided, further, that if any Subsidiary that is a Former Pledged Entity shall merge with any other Subsidiary that is not a Pledged Entity or a Former Pledged Entity, such Former Pledged Entity shall be the continuing Person following such merger; provided, further, that if any Subsidiary that is a Pledged Entity shall liquidate or dissolve voluntarily into, or merge into, the Borrower or any other Subsidiary, or all or substantially all of the assets or stock of any such Subsidiary are purchased or otherwise acquired by the Borrower or any other Subsidiary, such assets of such Subsidiary shall be transferred (whether by means of merger or otherwise) (i) to the Borrower (and pledged by the Borrower as collateral security for the Obligations) or (ii) to another Subsidiary that is a Pledged Entity; and provided, further, that if any Subsidiary that is a Former Pledged Entity shall liquidate or dissolve voluntarily into, or merge into, the Borrower or any other Subsidiary, or all or substantially all of the assets or stock of any such Subsidiary are purchased or otherwise acquired by the Borrower or any other Subsidiary, such assets of such Subsidiary shall be transferred (whether by means of merger or otherwise) (i) to the Borrower (and pledged by the Borrower as collateral security for the Obligations), (ii) to another Subsidiary that is a Pledged Entity or (iii) to another Subsidiary that is a Former Pledged Entity;"

         SECTION 8. Waiver of Section 8.2.9 (Consolidation, Merger, etc.). The Agent and the Required Lenders hereby waive any violation of the second proviso to Section 8.2.9(b) of the Credit Agreement occurring as a result of the transfer of all of the outstanding capital stock or other similar ownership interests in any Former Pledged Entity to a Pledged Entity pursuant to the restructuring transactions described in the Restructuring Waiver Request attached hereto as Annex B (the "Restructuring Waiver Request").

         SECTION 9. Consent to Transfer. Pursuant to Section 10.9(a)(ii), the Required Lenders hereby consent to the transfer by the Borrower of the capital stock or other similar ownership interests in each Former Pledged Entity to the respective Pledged Entities indicated on Annex A hereto.

         SECTION 10. Effectiveness. This Amendment and Waiver shall become effective upon fulfillment of the following conditions precedent: (a) the Borrower and each Guarantor shall have delivered to the Agent a duly executed copy of this Amendment and Waiver; (b) the Agent shall have received duly executed copies of this Amendment and Waiver from the Required Lenders; (c) the Borrower shall have complied with the provisions of Section 8.1.9(b) of the Credit Agreement to the extent that any entity has become a direct Subsidiary of the Borrower as a result of the restructuring transactions described in the Restructuring Waiver Request; (d) the Agent shall have received such other documents as the Agent shall have reasonably requested; and (e) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment and Waiver; provided, however, that the amendment hereof to Section 8.1.10 (Ownership Interests) shall not become effective until the Borrower and its Subsidiaries have completed the restructuring transactions described in the Restructuring Waiver Request.

         SECTION 11. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement and the Restructuring Waiver Request will be, after giving effect to this Amendment and Waiver, true and correct in all material respects, as if made on and as of the date hereof, except for representations and warranties which speak as of a certain date, which representations and warranties shall be true and correct in all material respect as of such date.

         SECTION 12. Continuing Effect of Credit Agreement. This Amendment and Waiver shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 13. Counterparts. This Amendment and Waiver may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment and Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 14. Governing Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 15. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and Waiver, including the fees and disbursements of counsel to the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               CALPINE CORPORATION

                               By:    /s/ MICHAEL THOMAS
                                    --------------------------------------------
                                     Name:  Michael Thomas
                                     Title:  SVP & Corporate Treasurer

The undersigned Guarantors hereby consent and agree to the foregoing Fifth Amendment and Waiver and agree that their Guarantee as set forth in the Security Agreement remains in full force and effect:

QUINTANA MINERALS (USA), INC.

By: MICHAEL THOMAS
    ----------------
Name: Michael Thomas
Title: SVP

JOQ CANADA, INC.

By: MICHAEL THOMAS
    ----------------
Name: Michael Thomas
Title: SVP

QUINTANA CANADA HOLDINGS, LLC

By: MICHAEL THOMAS
    -----------------
Name: Michael Thomas
Title: SVP

                               THE BANK OF NOVA SCOTIA,
                               as Agent

                               By:    /s/ JAMES R. TRIMBLE
                                    --------------------------------------------
                                     Name:  James R. Trimble
                                     Title:  Managing Director

                               BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH

                               By:  /s/ OLIVER HILDENBRAND
                                    --------------------------------------------
                                    Name:  Oliver Hildenbrand
                                    Title: Vice President

                               By:  /s/ CHRISTOPHER STOLARSKI
                                    --------------------------------------------
                                    Name:  Christopher Stolarski
                                    Title: Vice President

                               GALLATIN FUNDING LTD.

                               By: Bear Stearns Asset Management Inc.
                               as its Collateral Manager

                               By:    /s/ JONATHAN BERG
                                    --------------------------------------------
                                    Name:  Jonathan Berg
                                    Title:  Vice President

                               ING CAPITAL LLC

                               By:  /s/ ERWIN THOMET
                                    --------------------------------------------
                                    Name:  Erwin Thomet
                                    Title: Managing Director

                               By:  /s/ G.D. BELLAMY, JR.
                                    --------------------------------------------
                                    Name:  G. D. Bellamy, Jr.
                                    Title: Director

                               PROTECTIVE LIFE INS. CO.

                               By:    /s/ DIANE S. GRISWOLD
                                    --------------------------------------------
                                    Name:  Diane S. Griswold
                                    Title:  AVP

                           SEABOARD CLO 2000 LTD.

                               By:     /s/ JOHN W. STELWAGON, CFA
                                    --------------------------------------------
                                    Name:  John W. Stelwagon, CFA
                                    Title:  Managing Director

                           TORONTO DOMINION (TEXAS), INC.

                               By:    /s/ LYNN CHASIN
                                    --------------------------------------------
                                    Name:  Lynn Chasin
                                    Title:  Vice President

                           UNION BANK OF CALIFORNIA, N.A.

                               By:    /s/ KAREN ELLIOTT
                                    --------------------------------------------
                                    Name:  Karen Elliott
                                    Title:  Assistant Vice President

                                                                         Annex A

Current First Tier Entities and their new holding company after the restructure:

             CURRENT FIRST TIER                               NEW HOLDING COMPANY
---------------------------------------------     -------------------------------------------
Anacapa Land Company LLC                          Calpine Power Company
Anderson Springs Energy Company                   Calpine Power Company

Androscoggin Energy, Inc.                         Not Applicable / Not Moving
Bellingham Cogen, Inc.                            Calpine Power Company
Blue Heron Energy Center, LLC                     Calpine Power Company
Calpine Agnews, Inc.                              Calpine Power Company
Calpine Auburndale Holdings, LLC                  Calpine Power Company

Calpine c*Power, Inc.                             Calpine Administrative Services Company,
                                                  Inc.
Calpine California Holdings, Inc.                 Calpine Power Company
Calpine Calistoga Holdings, LLC                   Merged out as part of new Geysers
                                                  Structure
Calpine CCFC II Holdings, Inc.                    Calpine Power Company
Calpine Central, Inc.                             Calpine Power Company
Calpine Northbrook Corporation of Maine, Inc.     Not Applicable / Not Moving
Calpine Northeast Marketing, Inc.                 Entity renamed Calpine Energy Holdings,
                                                  Inc. - remains a first tier subsidiary
Calpine Operating Management Company, Inc.        Not Applicable / Not Moving
Calpine Pittsburgh, LLC                           Calpine Power Company
Calpine Power Company                             Not Applicable / Not Moving
Calpine Project Holdings, Inc.                    Calpine Power Company

Calpine Rumford I, Inc.                           Calpine Power Company
Calpine Rumford, Inc.                             Calpine Power Company
Calpine Sonoma, Inc.                              Merged out as part of new Geysers
                                                  Structure
Calpine Sonoran Pipeline LLC                      Calpine Fuels Corporation
Calpine Sumas, Inc.                               Calpine Power Company
Calpine Thermal Power, Inc.                       Merged out as part of new Geysers Structure
Calpine Tiverton I, Inc.                          Calpine Power Company
Calpine Tiverton, Inc.                            Calpine Power Company
Calpine Vapor, Inc.                               Calpine Power Company
Chippokes Energy Center, LLC                      Calpine Power Company
Calpine Dighton, Inc.                             Calpine Power Company
Calpine Eastern Corporation                       Calpine Power Company
Calpine Eastern Holdings, Inc.                    Calpine Operating Services Company, Inc.,
                                                  which is a subsidiary of Calpine Operating
                                                  Management Company, Inc.
Calpine Fuels Corporation                         Not Applicable / Not Moving
Calpine Gilroy 1, Inc.                            Calpine Power Company

Calpine Gilroy 2, Inc.                            Calpine Power Company
Calpine Gordonsville, Inc.                        Sold
Calpine King City, Inc.                           Calpine Power Company
Calpine Marketing, LLC                            Calpine Power Company
Calpine Metcalf EPC, Inc.                         Merged into Calpine Development
                                                  Holdings, Inc.
Calpine Natural Gas Holdings, LLC                 Calpine Fuels Corporation
Calpine Natural Gas GP, LLC                       Calpine Fuels Corporation
CPN Blue Spruce Holdings, LLC                     Merged into Calpine Development
                                                  Holdings, Inc.
CPN Cascade, Inc.                                 Calpine Power Company
CPN Energy Services GP, Inc.                      Calpine Energy Holdings, Inc.
CPN Energy Services LP, Inc.                      Calpine Energy Holdings, Inc.
CPN Pipeline Company                              Calpine Fuels Corporation
CPN Telephone Flat, Inc.                          Calpine Power Company
GATX/Calpine-Agnews, Inc.                         Merged as part of Agnews Restructure into
                                                  Calpine Agnews, Inc.
Geysers Finance Company                           Merged out as part of new Geysers
                                                  Structure
Los Esteros Critical Energy Facility, LLC         Calpine Power Company
Modoc Power, Inc.                                 Calpine Power Company
Northwest Cogeneration, Inc.                      Calpine Power Company
Palmetto Energy Center, LLC                       Calpine Power Company
Santa Rosa Energy Company                         Merged out as part of new Geysers
                                                  Structure
Sutter Dryers, Inc.                               Calpine Power Company
Venture Acquisition Company                       Calpine Power Company
WRMS Engineering, Inc.                            Sold

ENTITIES MOVING CLOSER TO CALPINE CORPORATION AS PART OF RESTRUCTURE:

Geysers Power Company, LLC - See attached chart for restructuring details

Calpine Calgary, Inc. (to be renamed Calpine International Holdings, Inc. ) - See attached chart for restructuring details

Silverado Geothermal Resources, Inc.

Dighton Power Associates, LP

Nissequogue Cogen Partners

TBG Cogen Partners

KIAC Partners

Calpine Agnews, Inc.

                                  [FLOW CHART]